Exhibit 99.2
Fourth Quarter 2022 Supplemental 1

Cautionary Statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding global economic conditions, delivered products costs, demand, inflation, currency translation, interest and pension expense, our financial and business performance and prospects, including sales, earnings, pricing, margins, new business, productivity, restructuring charges and additional capacity. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiative and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, capital flows, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including geopolitical instability, the impact of sanctions or other actions taken by the U.S. or other countries, and retaliatory measures taken by Russia in response, in connection with the conflict in Ukraine; difficulty in procuring raw materials or fluctuations in raw material costs; our ability to attract, retain and develop high caliber management talent to lead our business and successfully execute organizational change and changing labor market dynamics; information technology infrastructure failures or breaches in data security; the effects and duration of the COVID-19 pandemic or other public health outbreaks, epidemics or pandemics; our ability to acquire complementary businesses and to effectively integrate such businesses, including Purolite; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

4Q as expected with strong operating performance Continued strong sales growth Positive OI growth with organic OI growth accelerating to double-digits Expect a strong performance in 2023 with further sequential improvement Expanded cost savings program, focused on Institutional and Healthcare ▪ Reported sales +9%, organic sales +12% ▪ Led by Industrial +14%, Institutional & Specialty +11%, and Other segment sales +12% ▪ Healthcare & Life Sciences segment sales growth improved to +7% ▪ Reported OI +3%, organic OI +10% ▪ Pricing +13%, exceeded substantial delivered product costs with net benefit expanding versus 3Q ▪ Significant easing in organic OI margin pressure ▪ Expect to realize $175 million of annualized savings by the end of 2024 (increase from $80 million previously) ▪ Institutional: repositioning to win in the new environment ▪ Healthcare: return to profitable growth ▪ Driving new business, innovation, customer value, and pricing to support strong topline growth and double-digit organic OI growth ▪ Expect quarterly adjusted earnings per share growth to accelerate towards our low double-digit historical performance ▪ Expect first quarter 2023 adjusted diluted earnings per share in the $0.82 to $0.90 range, compared with adjusted diluted earnings per share of $0.82 a year ago 3

# 4Q Overview



**Sales**

- **Sales growth remained very strong with reported sales +9% and acquisition adjusted fixed currency sales +12%**
  - Total pricing +13%
  - As expected, volume & mix -1% due to softening demand, particularly in Europe
- **Double-digit acquisition adjusted fixed currency growth in Institutional & Specialty, Industrial, and Other segments**
  - Industrial +14%
  - Institutional & Specialty +11%
  - Healthcare and Life Sciences +7%
  - Other +12%



**EPS**

- **Reported diluted EPS $0.93, -11%**
- **Adjusted diluted EPS $1.27, -1%**
  - The expected narrowing decline in earnings reflected continued strong sales growth, including accelerating pricing in excess of delivered product costs and further new business wins. This, along with enhanced productivity drove a 14% increase in adjusted fixed currency operating income, which largely offset significantly unfavorable currency translation and higher interest expense.

4

2023 and 1Q Outlook 2023 1Q ▪ We enter 2023 from a position of strength and continue to expect to deliver performance that improves despite a challenging macro environment characterized by high delivered product costs and easing demand. In addition, higher interest expense and currency translation are estimated to have a combined $0.30 per share unfavorable impact in 2023, or a 7% headwind to year-over-year earnings growth. ▪ We expect double-digit growth in adjusted operating income, driven by continued robust sales growth, easing delivered product cost inflation, and improved productivity. This strong performance is expected to more than overcome the challenging environment to deliver quarterly adjusted earnings per share growth that accelerates towards our low double-digit historical performance. ▪ Ecolab expects first quarter 2023 adjusted diluted earnings per share in the $0.82 to $0.90 range, compared with adjusted diluted earnings per share of $0.82 a year ago ▪ This forecast includes an estimated unfavorable $0.13 per share impact from higher interest expense and currency, or a 15% headwind to year-over-year earnings growth ▪ Ecolab currently expects quantifiable special charges in the first quarter of 2023 to be approximately $0.15 per share, principally related to restructuring charges. Other than the special gains and charges noted above, other such amounts are not currently quantifiable. 5

Estimated EPS Impact From Interest and Currency 6 (1) See slide 5 for special gains and charges expectations (2) 1Q 23 selected non-operating items represent estimated year-over-year impact to EPS from interest and currency 1Q 23 Forecast EPS YoY % Organic OI1 15% - 25% Selected Non-Operating Items2 Interest ($0.07) (9%) Currency ($0.06) (7%) Total ($0.13) (15%) Adjusted Diluted EPS1 $0.82 - $0.90 0% - 10%

4Q 2022 Sales Growth Detail Amounts in the tables above may reflect rounding. Acq. Adj. excludes sales to ChampionX post-separation. 7

Global Industrial Segment – Water and Food & Beverage Food & Beverage All sales figures are acquisition adjusted fixed currency unless otherwise noted 8 Sales +14% Sales +17% Water Q1: Expect continued robust sales growth driven by strong pricing and new business wins ▪ Robust sales growth driven by strong pricing and new business wins o Light Water: strong sales driven by double-digit growth across data centers and microelectronics, food & beverage, and manufacturing o Heavy Industry: strong sales led by double-digit gains in power and primary metals o Mining: very strong growth, benefiting from our strategic shift toward high-value metals and fertilizers and away from coal ▪ We continue to drive strong new business wins, led by our innovative chemistry solutions, digital technologies and service expertise that help our customers reduce water consumption toward net zero and meet their sustainability objectives ▪ The impact of increasing water demand, its growing quality and availability issues and the resulting rising costs continue to be a critical issue for our customers, and one that Ecolab is uniquely positioned to help them solve through innovative programs such as Ecolab Water for Climate ▪ Strong sales growth driven by accelerating pricing ▪ Double-digit growth improved across all end markets, led by very strong sales in dairy and food ▪ Sales growth was strong across all regions Q1: Anticipate continued strong sales growth led by robust pricing

Global Industrial Segment – Downstream and Paper Downstream Paper All sales figures are acquisition adjusted fixed currency unless otherwise noted 9 Sales +8% Sales +13% Q1: Expect continued robust sales growth as strong pricing and new business wins more than offset comparisons to strong additive sales in the prior year ▪ Robust sales growth driven by strong pricing and good new business wins, somewhat offset by comparisons to strong additive sales in the prior year ▪ Growth was led by very strong petrochemical sales. Regionally, sales grew double-digits in Europe, North America showed solid growth, Asia Pacific was stable, and Latin America declined modestly. ▪ Continued to benefit from our unique technologies that help customers improve the sustainability of their operations while also helping them expand into renewable growth areas Q1: Expect continued robust sales growth as further strong pricing and new business wins more than offsets easing customer production rates ▪ Another quarter of strong sales growth driven by robust pricing and new business wins, somewhat offset by easing customer production rates ▪ Tissue showed very strong growth, driven by strong pricing and new business gains. Graphics also showed strong growth, benefiting from pricing. Growth in board and packaging moderated as strong pricing was offset by easing customer production rates. ▪ Regionally, North America, Europe, Asia Pacific and Latin America grew by double-digits

# Global Institutional & Specialty Segment


Sales +11%

## Institutional

- Strong sales growth driven by accelerating pricing and new business wins, which together continue to benefit from our innovative products and services that help customers reduce costs in the current inflationary environment and challenging labor market
  - North America: strong growth driven by accelerating pricing and further new business wins
  - Europe: strong growth driven by accelerating pricing
  - Latin America: very strong growth benefiting from increased consumer traffic and new business wins
  - Asia Pacific: strong growth as softer trends in China due to COVID restrictions were more than offset by robust gains in other parts of the region
- Institutional is focused on capitalizing on its attractive growth opportunities, maximizing service effectiveness, and leveraging investments in digital technology to further improve productivity. We expect these enhancements, along with our innovative chemistry and digital programs, which save customers time and money, will support further strong new business generation while also optimizing our cost structure for the current environment.

**Q1:** Expect strong sales driven by further pricing and new business wins


Sales +9%

## Specialty

- Overall sales driven by strong quick service sales and modest growth in food retail sales
  - Quick service: strong sales reflected accelerating pricing, robust international gains, and new business wins, which more than offset mixed end market trends in the U.S.
  - Food retail: sales grew modestly reflecting accelerating pricing and good new business wins, though customer labor shortages continued to impact in-store services and associated cleaning and sanitizing product usage

**Q1:** Expect sales to show continued strong growth benefiting from strong pricing, new customer wins, and our broad range of innovative products

All sales figures are acquisition adjusted fixed currency unless otherwise noted

ECOLAB®
10

# Global Healthcare & Life Sciences Segment


Sales +5%

## Healthcare

- As expected, sales growth improved reflecting accelerated pricing and better surgical sales growth
- We are committed to repositioning our healthcare business for profitable growth. Our new business efforts are focused on attractive long-term growth opportunities in the surgical, environmental hygiene, and instrument reprocessing areas, where our leading product lines, ongoing innovation, and digital technologies make us uniquely positioned to help improve patient outcomes while also increasing operational efficiencies for our customers.

Q1: Expect modest sales growth reflecting continued good pricing


Sales +18%

## Life Sciences

- Reported sales growth of 169% reflected the acquisition of Purolite. Acquisition adjusted sales growth accelerated to 18%.
  - Legacy Life Sciences: double-digit sales growth reflected accelerating pricing and growth in consumable pharmaceutical and personal care products, somewhat offset by normalizing demand for Bioquell's biodecontamination systems
  - Purolite: as expected, sales growth showed a strong acceleration, benefiting from our new capacity additions. Purolite's robust sales growth was led by very strong bioprocessing sales.
- We continue to leverage Ecolab's global capabilities and technical expertise in cleaning and sanitizing with Purolite's innovative purification technology to capture the strong customer demand in this rapidly growing market

Q1: Expect continued strong sales growth driven by pricing, new business wins, and further benefits from Purolite's capacity additions

All sales figures are acquisition adjusted fixed currency unless otherwise noted

ECOLAB®

11

Other Segment Pest Elimination All sales figures are acquisition adjusted fixed currency unless otherwise noted 12 Sales +10% ▪ Led by strong growth across food retail, restaurants, hospitality, and food & beverage o Growth benefited from accelerating pricing and continued robust new business wins, driven by our high service levels and innovation ▪ Regionally, North America delivered double-digit growth, Europe showed solid growth, and growth was modest for Latin America and Asia Pacific Q1: Expect continued strong growth, benefiting from additional pricing, new customer wins as we leverage our ongoing innovation, and enhanced digital offerings to further extend our competitive advantages

Consolidated Margin Performance ▪ Accelerating pricing was more than offset by a significant increase in delivered product costs inflation and unfavorable mix ▪ Year-over-year decline in adjusted gross margin continued to ease sequentially ▪ Improvement driven by sales leverage that more than offset investments in the business ▪ Accelerating pricing overcame substantially higher delivered product costs, investments in the business, and unfavorable mix ▪ Year-over-year decline in acquisition adjusted fixed currency operating income margin continued to ease sequentially Gross Margin SG&A Operating Income 13

Segment Operating Income Performance ▪ Acquisition adjusted fixed currency operating income increased 7% as accelerating pricing overcame significantly higher delivered product costs, investments in the business, and unfavorable mix ▪ Year-over-year decline in acquisition adjusted fixed currency operating income margin continued to ease sequentially ▪ Acquisition adjusted fixed currency operating income increased 11% as accelerating pricing overcame higher delivered product costs and investments in the business ▪ Acquisition adjusted fixed currency operating income margin was stable versus last year ▪ Acquisition adjusted fixed currency operating income decreased 18%, as accelerating pricing was more than offset by higher delivered product costs, unfavorable Healthcare volumes and mix, and targeted investments in the business ▪ Year-over-year decline in acquisition adjusted fixed currency operating income margin significantly narrowed sequentially ▪ Acquisition adjusted fixed currency operating income increased 37% as accelerating pricing overcame higher delivered product costs and investments in the business ▪ Acquisition adjusted fixed currency operating income margin expanded significantly versus last year ($ millions – fixed currency, unaudited) 14

4Q 2022 Balance Sheet / Cash Flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations. 15

Non-GAAP Financial Measures 16

Non-GAAP Financial Measures 17

Non-GAAP Financial Measures 18

Non-GAAP Financial Measures 19

Non-GAAP Financial Measures 20

Non-GAAP Financial Information 21 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures include: • adjusted net sales • fixed currency sales • adjusted fixed currency sales • acquisition adjusted fixed currency sales or organic sales • adjusted cost of sales • adjusted gross profit • adjusted gross margin • fixed currency operating income • adjusted operating income • adjusted fixed currency operating income • adjusted fixed currency operating income margin • acquisition adjusted fixed currency operating income or organic income • acquisition adjusted fixed currency operating income margin or organic margin • Adjusted other (income) expense • adjusted tax rate • adjusted net income attributable to Ecolab • adjusted diluted earnings per share • EBITDA • Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results.

Non-GAAP Financial Information (Cont.) 22 Non-GAAP Financial Information (Continued): Our non-GAAP adjusted financial measure for net sales excludes 2021 Purolite sales. Our non-GAAP adjusted financial measures for cost of sales, gross profit, gross margin, operating income, other (income) expense and interest expense exclude the impact of special (gains) and charges and (with the exception of other (income) expense) the 2021 impact of the Purolite transaction, and our non-GAAP measures for tax rate, net income attributable to Ecolab and diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization. EBITDA is used in our net debt to EBITDA ratio, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this release are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2022. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco and Purolite transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Acquisition adjusted fixed currency growth rates, also known as organic growth rates, are at fixed currency and exclude the results of our acquired businesses from the first twelve months post acquisition and exclude the results of divested businesses from the twelve months prior to divestiture. Further, we have excluded the results of our Purolite business for all of 2022 to remain comparable to 2021 when Purolite’s results were excluded from our adjusted results. In addition, as part of the separation, we also entered into a Master Cross Supply and Product Transfer agreement with ChampionX to provide, receive or transfer certain products for a period up to 36 months. Sales of product to ChampionX under this agreement are recorded in product and equipment sales in the Corporate segment along with the related cost of sales. These transactions are removed from the consolidated results as part of the calculation of the impact of acquisitions and divestitures. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this news release. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this news release) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information.